Rule 497(e)

Registration Nos. 333-176976 and 811-22245

FIRST TRUST EXCHANGE-TRADED FUND III
(the “Trust”)

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS DATED MARCH 1, 2017

AND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2017 AS SUPPLEMENTED JANUARY 3, 2018

DATED JANUARY 4, 2018

Notwithstanding anything to the contrary in the Fund’s Prospectus and Statement of Additional Information, effective January 1, 2018, Danielle Salters is no longer a portfolio manager for the Fund. Scott T. Fleming and Robert Wolf will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE